SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

HYBRID TECHNOLOGIES, INC.
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(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33391	88-0490890
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4894 Lone Mountain #168, Las Vegas NV	89130

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (818) 780-2403

5841 East Charleston, Suite 230-145, Las Vegas, NV 89142

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 5, 2008, Hybrid Technologies, Inc. (“we”, “us” or the “Company”) entered into a Loan Agreement with Crystal Capital Ventures Inc. (the “Lender”). The Loan Agreement provides for loans to the Company of up to $3,000,000, with a minimum initial loan of $500,000. The notes evidencing the installments of the loans bear interest payable monthly in arrears at the rate of 10% per annum, and mature and are due and payable three years from the date of issuance. The loans under the Loan Agreement are secured by shares of our common stock held by the Lender. We are required to issue shares as collateral at the rate of two and one half shares of our common stock for each dollar principal amount of the loan advanced to us. If there is a trading halt in our common stock or we file for bankruptcy or reorganization, the Lender has full recourse against the Company to collect the unpaid amounts owing under the Loan Agreement and notes issued pursuant thereto, including a lien on all of our assets. In the event of the occurrence of another type of default, which we do not cure in a timely fashion, the Lender, as its sole recourse, is entitled to take possession for its sole benefit of the shares of common stock designated as collateral for the principal amount of the Loan that is in default. After the Lender has disbursed the first $1,000,000 principal amount of the Loan to us, the Lender is entitled to receive a certificate for the balance of the 5,000,000 shares of common stock representing the collateral for the $2,000,000 balance of the funds that may be disbursed under the Loan Agreement. To the extent the $2,000,000 balance of funds are not delivered, we are entitled to cancel such certificate, with the Lender retaining the appropriate number of shares as collateral for advances in excess of $1,000,000.

FOR THE FULL TERMS OF THE ABOVE LOAN AGREEMENT AND NOTES ISSUABLE THEREUNDER, PLEASE REFER TO THE COPIES OF THE AGREEMENT AND FORM OF NOTE FILED AS EXHIBITS TO THIS REPORT.

ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
May 27, 2008	7,500,000 shares of common stock issued as collateral security pursuant to Loan Agreement, dated May 5, 2008, between the Company and Crystal Capital Ventures Inc.	Crystal Capital Ventures Inc.	NA	NA/NA

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.27	Loan Agreement, dated as of May 5, 2008, between Crystal Capital Ventures Inc. and the Company.

10.28	Form of Note issuable pursuant to the Loan Agreement, dated May 5, 2008, between Crystal Capital Ventures Inc. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRID TECHNOLOGIES, INC.

Dated: June 5, 2008	By:	/s/ Holly Roseberry
Holly Roseberry, Chief Executive Officer